Exhibit 32.2


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Marine Growth Ventures, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Action of 2002, that to the best of his knowledge:

      1 The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2 The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 16, 2006                By: /s/  Katherine A. Ostruszka
                                       -------------------------------------
                                       Katherine A. Ostruszka
                                       Chief Financial Officer And Controller
                                       (Principal Financial Officer)